MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.




FUND LOGO




Semi-Annual Report

June 30, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.Statements and other information herein are as datedand are subject to change.












Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper







MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.



Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Edward F. Gobora, Vice President
David B. Walter, Vice President
Stephen Yardley, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

DEAR SHAREHOLDER


Portfolio Review
During the six-month period ended June 30, 1997, the portfolio was constructed to overweight dollar bloc bond markets as counterpart markets continued to trade at lower yields. In addition, the US dollar appreciated while we continued with our dollar hedges. The currency hedging helped reduce the negative impact of US dollar strength on net asset value, while the higher relative yields in the bond markets enhanced income.

The strength of the US economy and interest rate differentials in favor of the US fixed-income market were significant fundamental factors propelling the dollar higher against the majority of global currencies. In addition, various comments by US Government officials displayed the administration's preference for a stronger dollar. Similar to our strategy for the majority of 1996, we kept the portfolio primarily hedged into the US dollar to offset any currency depreciation of non-dollar assets.

In April, the US dollar continued to reach new highs versus both the Deutschemark and the yen. US Treasury Secretary Rubin stated that the US dollar's strength benefited the US economy. However, US officials expressed concern over the widening trade deficit with Japan, and both US and Japanese officials agreed Japan should promote economic growth led by domestic demand.

Bond investors, especially in the dollar bloc countries, focused on the possibility of inflation pressures emerging as economies displayed rising growth patterns. In the United States, declines in unemployment and upward pressure on wage rates led to a volatile bond market. However, favorable comments by Federal Reserve Board
(FRB) Chairman Alan Greenspan detailing the 0.05%--1.5% overstatement of inflation in the current calculation of the Consumer Price Index allowed long-term US interest rates to remain below 7%.

Our fixed-income positions emphasized the short-term ends of the markets. In addition to the United States, our exposures were in the following relatively high-yielding markets: Italy, New Zealand, Spain, Ireland, and Australia. Positions in Canada and the United Kingdom were also maintained. These positions created a strong income stream while limiting price volatility. The portfolio's bond positions remained primarily at the short-term end of the yield curves of higher-yielding countries, while currency exposures were generally hedged into the US dollar.

Market Review
Finance ministers and central bank governors of the Group of Seven Industrialized Nations met to discuss the foreign exchange and financial markets. They expressed their belief that the major misalignments in the foreign exchange markets noted in their April 1995 meeting were corrected. Officials also agreed that exchange rates should reflect economic fundaments and excess volatility was undesirable.

North America
At the March US Federal Open Market Committee (FOMC) meeting, the Federal Funds rate was increased by 25 basis points (0.25%) to contain inflationary pressures and to respond to continued strength in the economy. FRB Chairman Alan Greenspan softened investors' reaction by indicating earlier in the month that he wanted to act preemptively. In the second part of his Humphrey-Hawkins testimony, Greenspan stated that US stocks aren't overvalued as long as earnings growth supports rising share prices. However, he indicated that the US economy was running very close to full capacity. He added that there were few signs of imbalance in the economy. Nonetheless, he stressed that the United States needs to maintain price stability.

At the May meeting, the FOMC left short-term interest rates unchanged since the US economy is expected to slow down without further monetary restraint. In addition, a budget deal struck between the White House and Congress is designed to balance the budget by 2002. The plan also includes new spending programs and an increase in education spending. Criticism about the budget stemmed from the belief that government spending reductions may prove difficult to implement and that the economic growth estimates were too optimistic.

In Canada, the ruling Liberals retained power after Canadian elections, although with a smaller majority. Prime Minister Jean Chretien stated he would continue to improve the economy and reduce the budget deficit. In response to an excessive easing in monetary conditions and a weaker Canadian dollar, the Bank of Canada raised interest rates 25 basis points, bringing the target band for overnight money to 3%--3.5% and the bank rate to 3.5%. We remained fully hedged in Canada.

Europe
Most European bond markets remained firm with long-term interest rates declining as inflation results continued to surprise on the downside. In Spain, consumer prices rose on an annualized basis to 2.9%, while Sweden displayed a -0.2% annualized. These inflation results caused further monetary policy easing by the central banks of various countries such as France, Portugal, Italy and Spain, where short-term borrowing rates were reduced.

However, in the United Kingdom, strength in domestic demand and above-trend economic growth kept retail price inflation above 3%. As a result, Bank of England (BOE) Governor Eddie George stressed the importance of a preemptive interest rate increase and kept short-term interest rates relatively firm.

February was dominated by continued strength in the US dollar. In Germany, high unemployment and deteriorating confidence in Germany's economic performance contributed to the Deutschemark depreciation. However, Bundesbank President Tietmeyer stated that he was against any further rise in the US dollar against the Deutschemark, and a decrease in short-term interest rates was unlikely in the near future. In addition, Finance Minister Mitsuzuka stated an excessive weakening of the yen was unlikely as currencies should reflect economic fundamentals.

Discussions in Italy focused on participation in the European Monetary Union (EMU). The EMU statistical office approved Italy's tax computation, which increased the government's chances of meeting the deficit/gross domestic product (GDP) requirement necessary for EMU participation. Various European leaders commented on Italy's prospects for EMU entry and the Italian government reaffirmed its commitment to meeting EMU criteria. The lower house and the senate approved the 1997 budget which will reduce the public sector deficit by 37.2 billion Italian lira during the year. An approved mini-budget will reduce the budget deficit by 15 trillion Italian lira. The supplementary budget will be critical in reducing the deficit to 3% of GDP, thereby meeting the deficit requirement set by the Maastricht Treaty.

The Italian's government three-year economic and financial plan is intended to reduce the deficit by an additional 25 trillion Italian lira in 1998 and reduce the deficit/GDP ratio to 2.8%. While the government is making every possible effort to qualify for EMU in the first round, it is uncertain that they will achieve all of their optimistic targets.

Early in the period, Europe focused on the potential of a delay in the EMU start date because of the lack of strong economic growth in some nations. Officials stressed the importance of a timely start while adhering strictly to the Maastricht criteria. Germany's Finance Minister Waigel stated they would strive to meet the criteria to join EMU on time, and also study further spending cuts to ensure meeting the 3% GDP/deficit target.

Later in the period, the European Union Commission forecasted that 13 of the 15 member states would meet the Maastricht Treaty budget deficit criteria in 1997, excluding Greece and Italy. However, it indicated that Germany and France risk exceeding the 3% deficit/GDP target; and forecasted that Italy's deficit/GDP ratio would reach 3.9% in 1998.

After a victory in the French elections, Socialist leader Lionel Jospin was asked by President Chirac to form a government with support of the Greens and the Communists (needed to form a majority in the National Assembly). While the Socialist party supports EMU, it is in favor of a flexible interpretation to the Maastricht Treaty and a broader EMU, one which includes Italy and Spain. Jospin also stated he doesn't feel the obligation to respect the stability pact which limits budget deficits after the start of EMU. This may pressure French bonds going forward.

The UK Labour government gained a landslide victory in the May 1, 1997 general elections and Gordon Brown took over as Chancellor of The Exchequer. Shortly after the election, the BOE was given operational responsibility for setting short-term interest rates. To reduce the influence of politics on monetary policy, a new committee was established comprised of central bank officials and outside advisors. The Monetary Policy Council meets monthly and interest rate decisions are based on a majority vote.

Near mid-year 1997, the council raised official interest rates to 6.5% from 6.25% in response to growing inflation pressures. This marks the first time the BOE changed monetary policy without instruction from the government. Chancellor Brown also announced his change of the inflation target from 2.5% or less to a range of 1.5%--3.5%, with a target of 2.5%.

Pacific Basin
During the six months ended June 30, 1997, the New Zealand currency declined as Federal Reserve Governor Brash stated that the exchange rate had risen to undesirable levels. In addition, the Australian currency was under pressure after the largest trade deficit in 12 months was reported.

The downward movement in average wage growth, subdued unemployment growth and a lower inflation rate prompted the Reserve Bank of Australia to again reduce its key short-term interest rate 50 basis points to 5.50%. Investors were surprised by the central bank's action because in his semi-annual "Statement of Monetary Policy" to Parliament, Reserve Bank of Australia Governor Ian Macfarland stressed that monetary policy was set appropriately for recovery, and that the 1997 economic growth outlook was upbeat. He also expressed concern about wages, and the high unemployment rate. However, leading indicators point to a pickup in employment growth. Macfarland further stated that the effect of the three 50 basis point cuts in second half 1996 have yet to fully take effect.

In March, Japan announced a package of measures aimed at boosting liquidity in Japan's land market. Under the deal, the government will purchase land held as collateral for loans. The package will make it easier for banks to convert their bad land loans into cash and help banks resolve the bad loan situation.

Japan's unadjusted customs cleared trade surplus widened for the first time since November 1994. US Treasury Secretary Rubin expressed concern over the growing trade deficit with Japan. US officials encouraged the Japanese government to ensure economic recovery is led by strong domestic demand and to avoid a significant increase in its trade surplus. Finance Minister Mitsuzuka stated that the economy is on a strong and firm recovery trend. However, the April 1 hike in the consumption tax from 3% to 5% could slow the economy.

As we approached mid-year 1997, Japan's growing trade surplus slowed the US dollar's rise versus the yen. The overall tone of the Tankan quarterly survey of corporate sentiment indicated that larger manufacturers, which are more export biased, were doing well while smaller companies and non-manufacturers did not show improved sentiment. Ministry of Finance official Sakakibara said Japan would take decisive action to counter excessive swings in the foreign exchange markets.

In Conclusion
We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Alex V. Bouzakis)
Alex V. Bouzakis
Vice President and
Senior Portfolio Manager

(Edward F. Gobora)
Edward F. Gobora
Vice President and
Portfolio Manager




(David B. Walter)
David B. Walter
Vice President and
Portfolio Manager




(Stephen Yardley)
Stephen Yardley
Vice President and
Portfolio Manager



August 4, 1997




PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


PERFORMANCE DATA (continued)

Performance
Summary--
Class A Shares
                                Net Asset Value        Capital Gains
Period Covered               Beginning     Ending       Distributed      Dividends Paid*        % Change**
10/21/94--12/31/94             $8.11       $7.90             --               $0.103              -1.33%
1995                            7.90        7.91             --                0.537              +7.14
1996                            7.91        7.89             --                0.500              +6.29
1/1/97--6/30/97                 7.89        7.81             --                0.196              +1.66
                                                                              ------
                                                                        Total $1.336

                                                          Cumulative total return as of 6/30/97: +14.23%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                                Net Asset Value        Capital Gains
Period Covered               Beginning     Ending       Distributed      Dividends Paid*        % Change**
8/3/90--12/31/90              $10.00       $9.93             --               $0.404              +3.40%
1991                            9.93        9.68             --                0.885              +6.63
1992                            9.68        8.69             --                0.687              -3.39
1993                            8.69        8.63             --                0.581              +6.15
1994                            8.63        7.89             --                0.463              -3.30
1995                            7.89        7.90             --                0.474              +6.31
1996                            7.90        7.81             --                0.438              +4.52
1/1/97--6/30/97                 7.81        7.74             --                0.166              +1.39
                                                                              ------
                                                                        Total $4.098

                                                          Cumulative total return as of 6/30/97: +23.19%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                                Net Asset Value        Capital Gains
Period Covered               Beginning     Ending       Distributed      Dividends Paid*        % Change**
10/21/94--12/31/94             $8.11       $7.89             --               $0.079              -1.74%
1995                            7.89        7.72             --                0.435              +3.48
1996                            7.72        7.67             --                0.422              +4.93
1/1/97--6/30/97                 7.67        7.60             --                0.162              +1.36
                                                                              ------
                                                                        Total $1.098

                                                           Cumulative total return as of 6/30/97: +8.13%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                Net Asset Value        Capital Gains
Period Covered               Beginning     Ending       Distributed      Dividends Paid*        % Change**
8/3/90--12/31/90              $10.00       $9.93             --               $0.436              +3.73%
1991                            9.93        9.68             --                0.941              +7.23
1992                            9.68        8.70             --                0.735              -2.79
1993                            8.70        8.64             --                0.625              +6.69
1994                            8.64        7.89             --                0.506              -2.91
1995                            7.89        7.90             --                0.517              +6.87
1996                            7.90        7.81             --                0.480              +5.09
1/1/97--6/30/97                 7.81        7.74             --                0.185              +1.66
                                                                              ------
                                                                        Total $4.425

                                                          Cumulative total return as of 6/30/97: +27.87%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

Recent
Performance
Results
                                                                                    12 Month     3 Month
                                                  6/30/97    3/31/97   6/30/96      % Change     % Change
Class A Shares*                                    $7.81      $7.83     $7.85        -0.51%       -0.26%
Class B Shares*                                     7.74       7.75      7.84        -1.28        -0.13
Class C Shares*                                     7.60       7.62      7.70        -1.30        -0.26
Class D Shares*                                     7.74       7.76      7.84        -1.28        -0.26
Class A Shares--Total Return*                                                        +5.34(1)     +1.12(2)
Class B Shares--Total Return*                                                        +3.72(3)     +1.05(4)
Class C Shares--Total Return*                                                        +3.66(5)     +0.90(6)
Class D Shares--Total Return*                                                        +4.28(7)     +1.05(8)
Class A Shares--Standardized 30-day Yield           4.53%
Class B Shares--Standardized 30-day Yield           3.89%
Class C Shares--Standardized 30-day Yield           3.87%
Class D Shares--Standardized 30-day Yield           4.26%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.449 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.107 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.385 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.090 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.376 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.088 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.427 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.101 per share ordinary income dividends.


PERFORMANCE DATA (concluded)


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                         +5.34%         +1.13%
Inception (10/21/94) through 6/30/97       +5.07          +3.49

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                         +3.72%         -0.23%
Five Years Ended 6/30/97                   +1.52          +1.52
Inception (8/3/90) through 6/30/97         +3.07          +3.07

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                         +3.66%         +2.67%
Inception (10/21/94) through 6/30/97       +2.95          +2.95

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                         +4.28%         +0.10%
Five Years Ended 6/30/97                   +2.03          +1.20
Inception (8/3/90) through 6/30/97         +3.62          +3.01

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                     Face         Maturity                                             Interest         Value      Percent of
COUNTRIES           Amount          Date                   Issue                        Rate++        (Note 1a)    Net Assets
Australia   A$      13,950,000     7/31/97      Australian Treasury Bill (3)             5.27 %     $ 10,412,392        4.98%

                                                Total Investments in Australia
                                                (Cost--$10,399,410)                                   10,412,392        4.98

Canada      C$       3,258,000     9/02/97      General Electric Capital Corp. (2)       6.25          2,374,077        1.13
                     3,500,000     2/01/00      Government of Canada (1)                 5.50          2,560,239        1.22
                     5,235,000    12/19/97      Toyota Motor Credit Corp. (2)            6.25          3,838,494        1.84

                                                Total Investments in Canada
                                                (Cost--$8,906,966)                                     8,772,810        4.19

Germany     DM       9,060,000     7/11/97      Depfa Bank (2)                           3.125         5,198,088        2.49
                     7,045,968     7/14/97      Grand Cayman, Time Deposit (2)           2.96          4,043,365        1.93
                     4,576,575     7/14/97      Grand Cayman, Time Deposit (2)           3.00          2,626,291        1.26
                     7,662,220     7/23/97      Grand Cayman, Time Deposit (2)           2.96          4,397,004        2.10

                                                Total Investments in Germany
                                                (Cost--$17,239,985)                                   16,264,748        7.78

Italy       Lit  4,990,000,000    10/14/97      ABB Finance Inc. (2)                    11.40          2,974,746        1.42
                 3,420,000,000     9/05/97      Abbey National Treasury Services
                                                PLC (2)                                 10.70          2,022,389        0.97
                14,960,000,000     8/01/97      Buoni Poliennali Del Tesoro
                                                (Italian Government Bonds) (1)           8.50          8,795,963        4.20

                                                Total Investments in Italy
                                                (Cost--$15,356,609)                                   13,793,098        6.59

New Zealand NZ$     30,000,000     9/17/97      New Zealand Treasury Bill (1)            7.40         20,038,098        9.58

                                                Total Investments in New Zealand
                                                (Cost--$20,499,241)                                   20,038,098        9.58

United      Pound    2,135,000     8/10/99      Abbey National PLC (2)                   6.00          3,464,228        1.66
Kingdom     Sterling 1,300,000     2/25/00      Daimler Benz UK (2)                      7.00          2,130,336        1.02
                    11,000,000     8/06/97      United Kingdom Gilt (1)                  7.00         18,293,000        8.74

                                                Total Investments in the
                                                United Kingdom (Cost--$23,682,137)                    23,887,564       11.42

United      US$      7,000,000     7/22/97      Alpine Securitization Co. (2)            5.57          6,977,256        3.34
States               8,000,000     7/10/97      Deutsche Bank Financial Inc. (2)         5.51          7,988,980        3.82
                     8,000,000     7/17/97      Falcon Asset Securitization Corp. (2)    5.54          7,980,302        3.81
                    11,970,000     7/03/97      Federal Farm Credit Banks (3)            5.42         11,966,396        5.72
                     4,200,000     7/01/97      General Motors Acceptance Corp. (2)      6.25          4,200,000        2.01
                     6,000,000     7/10/97      Monte Rosa Capital Corp. (2)             5.55          5,991,675        2.86
                     8,000,000     7/18/97      Old Line Funding Corp. (2)               5.58          7,978,920        3.81
                     7,000,000     7/02/97      Preferred Receivable Funding Corp. (2)   5.57          6,998,917        3.35
                    45,000,000    10/15/97      US Treasury Note (1)                     8.75         45,414,900       21.71
                     8,000,000     7/21/97      Windmill Funding Corp. (2)               5.57          7,975,244        3.81

                                                Total Investments in the
                                                United States (Cost--$113,546,362)                   113,472,590       54.24

                                                Total Investments (Cost--$209,630,710)               206,641,300       98.78

OPTIONS                  Nominal Value                                                Strike
WRITTEN                Covered by Options                                             Price

            Call            3,000,000           Canadian Bonds, 5.50% 2/01/00,
            Options                             expiring July 1997                 C$  101.25               (153)      (0.00)
            Written

                                                Total Options Written
                                                (Premiums Received--$2,394)                                 (153)      (0.00)

            Total Investments, Net of Options Written (Cost--$209,628,316)                           206,641,147       98.78

            Unrealized Appreciation on Forward Foreign Exchange Contracts++++                            310,446        0.15

            Other Assets Less Liabilities                                                              2,235,880        1.07
                                                                                                    ------------      -------
            Net Assets                                                                              $209,187,473      100.00%
                                                                                                    ============      =======

            Corresponding industry groups for securities (percent of net assets):
         (1)Sovereign Government Obligations--45.45%
         (2)Financial Services--42.63%
         (3)Sovereign/Regional Government Obligations--Agency--10.70%
          ++Commercial Paper and certain US Treasury and Foreign Treasury
            Obligations are traded on a discount basis; the interest rates shown represent the yield-to-maturity at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at June 30, 1997.
        ++++Forward foreign exchange contracts as of June 30, 1997 are as follows:

                                                                   Unrealized
                                                                  Appreciation
                                                  Expiration     (Depreciation)
            Foreign Currency Purchased               Date           (Note 1d)

            DM                     7,288,990      July 1997       $  (45,859)
            NZ$                   17,000,000      July 1997         (213,979)

            Total (US$ Commitment--$15,964,929)                     (259,838)
                                                                  ----------
            Foreign Currency Sold

            A$                    13,669,331      July 1997          (14,052)
            C$                    12,495,625      July 1997          (48,095)
            Chf                   12,211,022      July 1997          101,107
            DM                    20,843,664      July 1997          104,180
            Pound                 14,963,791      July 1997         (183,444)
            Sterling
            Lit               24,573,130,679      July 1997          127,147
            NZ$                   45,577,569      July 1997          483,441

            Total (US$ Commitment--$110,455,247)                     570,284
                                                                  ----------
            Total Unrealized Appreciation on
            Forward Foreign Exchange Contracts--Net               $  310,446
                                                                  ==========

            See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1997
Assets:             Investments, at value (identified cost--$209,630,710) (Note 1a)                       $  206,641,300
                    Unrealized appreciation on forward foreign exchange
                    contracts (Note 1d)                                                                          310,446
                    Cash                                                                                             500
                    Foreign cash (Note 1c)                                                                     2,472,553
                    Receivables:
                      Interest                                                           $    2,659,940
                      Capital shares sold                                                     1,007,825
                      Forward foreign exchange contracts (Note 1d)                                2,954        3,670,719
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1g)                                         165,301
                                                                                                          --------------
                    Total assets                                                                             213,260,819
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$2,394)
                    (Notes 1a & 1d)                                                                                  153
                    Payables:
                      Securities purchased                                                    2,182,270
                      Capital shares redeemed                                                   790,991
                      Dividends to shareholders (Note 1h)                                       316,382
                      Distributor (Note 2)                                                      120,502
                      Investment adviser (Note 2)                                                92,996        3,503,141
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       570,052
                                                                                                          --------------
                    Total liabilities                                                                          4,073,346
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  209,187,473
                                                                                                          ==============
Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         1,000,000,000 shares authorized                                                       $           88
                    Class B Shares of Common Stock, $0.10 par value,
                    1,000,000,000 shares authorized                                                            2,500,161
                    Class C Shares of Common Stock, $0.10 par value,
                    300,000,000 shares authorized                                                                  2,029
                    Class D Shares of Common Stock, $0.10 par value,
                    300,000,000 shares authorized                                                                201,581
                    Paid-in capital in excess of par                                                         254,133,070
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net (Note 5)                                              (44,959,986)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                         (2,689,470)
                                                                                                          --------------
                    Net assets                                                                            $  209,187,473
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $6,863 and 879
Value:                       shares outstanding                                                           $         7.81
                                                                                                          ==============
                    Class B--Based on net assets of $193,425,997 and
                             25,001,606 shares outstanding                                                $         7.74
                                                                                                          ==============
                    Class C--Based on net assets of $154,331 and
                             20,296 shares outstanding                                                    $         7.60
                                                                                                          ==============
                    Class D--Based on net assets of $15,600,282 and
                             2,015,813 shares outstanding                                                 $         7.74
                                                                                                          ==============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1997
Investment Income   Interest and discount earned (net of $19,646 foreign withholding tax)                  $   7,254,031
(Notes 1e & 1f):                                                                                           -------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)                                  797,428
                    Investment advisory fees (Note 2)                                                            631,210
                    Transfer agent fees--Class B (Note 2)                                                        180,486
                    Professional fees                                                                             72,586
                    Accounting services (Note 2)                                                                  54,919
                    Registration fees (Note 1g)                                                                   40,330
                    Custodian fees                                                                                39,974
                    Printing and shareholder reports                                                              31,779
                    Account maintenance fees--Class D (Note 2)                                                    20,898
                    Directors' fees and expenses                                                                  20,818
                    Transfer agent fees--Class D (Note 2)                                                         10,738
                    Account maintenance and distribution fees--Class C (Note 2)                                      647
                    Transfer agent fees--Class C (Note 2)                                                            118
                    Transfer agent fees--Class A (Note 2)                                                              2
                                                                                                           -------------
                    Total expenses                                                                             1,901,933
                                                                                                           -------------
                    Investment income--net                                                                     5,352,098
                                                                                                           -------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                    $    (364,894)
(Loss) on             Foreign currency transactions--net                                      2,287,041        1,922,147
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       (4,963,599)
(Notes 1c, 1d,        Foreign currency transactions--net                                        699,220       (4,264,379)
1f & 3):                                                                                  -------------    -------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                     (2,342,232)
                                                                                                           -------------
                    Net Increase in Net Assets Resulting from Operations                                   $   3,009,866
                                                                                                           =============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended     Year Ended
                                                                                             June 30,         Dec. 31,
                    Increase (Decrease) in Net Assets:                                         1997             1996
Operations:         Investment income--net                                                $   5,352,098    $  18,315,692
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                         1,922,147       (5,717,284)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   (4,264,379)       1,758,809
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                      3,009,866       14,357,217
                                                                                          -------------    -------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                       (86)          (2,092)
Shareholders          Class B                                                                (4,916,354)     (14,841,426)
(Note 1h):            Class C                                                                    (3,723)          (3,463)
                      Class D                                                                  (431,935)      (1,135,414)
                    Return of capital:
                      Class A                                                                        --             (305)
                      Class B                                                                        --       (2,166,725)
                      Class C                                                                        --             (506)
                      Class D                                                                        --         (165,761)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (5,352,098)     (18,315,692)
                                                                                          -------------    -------------

Capital Share       Net decrease in net assets derived from capital share transactions      (45,995,675)    (138,983,406)
Transactions                                                                              -------------    -------------
(Note 4):

Net Assets:         Total decrease in net assets                                            (48,337,907)    (142,941,881)
                    Beginning of period                                                     257,525,380      400,467,261
                                                                                          -------------    -------------
                    End of period                                                         $ 209,187,473    $ 257,525,380
                                                                                          =============    =============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                          Class A

                                                                                           For the              For the
                    The following per share data and ratios have    For the Six   For the  Period    For the    Period
                    been derived from information provided in the      Months      Year    Nov. 1,    Year      Oct. 21,
                    financial statements.                              Ended       Ended   1995 to    Ended    1994++ to
                                                                      June 30,    Dec. 31, Dec. 31,  Oct. 31,   Oct. 31,
                    Increase (Decrease) in Net Asset Value:             1997     1996++++  1995++++  1995++++   1994++++
Per Share           Net asset value, beginning of period              $   7.89   $   7.91  $   7.93  $   8.11   $   8.11
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .21        .54       .09       .49        .01
                    Realized and unrealized loss on investments
                    and foreign currency transactions--net                (.08)      (.06)     (.02)     (.12)        --
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .13        .48       .07       .37        .01
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.21)      (.44)     (.09)     (.27)        --
                      Return of capital--net                                --       (.06)       --      (.28)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.21)      (.50)     (.09)     (.55)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   7.81   $   7.89  $   7.91  $   7.93   $   8.11
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   1.66%+++   6.29%      .92%+++  4.62%       .12%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .89%*      .95%     1.02%*     .96%       .97%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.46%*     6.45%     6.91%*    6.75%      6.28%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $      7   $      3  $     75  $     66   $     59
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 154.34%    349.34%    25.09%   312.13%    259.50%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                                 Class B

                    The following per share data
                    and ratios have been derived  For the                  For the
                    from information provided      Six        For the      Period
                    in the financial statements.  Months       Year        Nov. 1,
                                                  Ended        Ended       1995 to
                    Increase (Decrease) in Net   June 30,     Dec. 31,     Dec. 31,     For the Year Ended October 31,
                    Asset Value:                   1997       1996++++     1995++++    1995++++    1994++++       1993
Per Share           Net asset value,
Operating           beginning of period        $     7.81   $     7.90   $     7.93  $     8.10  $     8.65   $     8.85
Performance:                                   ----------   ----------   ----------  ----------  ----------   ----------
                    Investment income--net            .18          .44          .08         .47         .50          .57
                    Realized and unrealized
                    loss on investments and
                    foreign currency
                    transactions--net                (.07)        (.09)        (.03)       (.15)       (.58)        (.20)
                                               ----------   ----------   ----------  ----------  ----------   ----------
                    Total from investment
                    operations                        .11          .35          .05         .32        (.08)         .37
                                               ----------   ----------   ----------  ----------  ----------   ----------
                    Less dividends and
                    distributions:
                      Investment income--net         (.18)        (.38)        (.08)       (.24)         --           --
                      Return of capital--net           --         (.06)          --        (.25)       (.47)        (.57)
                                               ----------   ----------   ----------  ----------  ----------   ----------
                    Total dividends and
                    distributions                    (.18)        (.44)        (.08)       (.49)       (.47)        (.57)
                                               ----------   ----------   ----------  ----------  ----------   ----------
                    Net asset value, end of
                    period                     $     7.74   $     7.81   $     7.90  $     7.93  $     8.10   $     8.65
                                               ==========   ==========   ==========  ==========  ==========   ==========

Total Investment    Based on net asset value
Return:**           per share                       1.39%+++     4.52%         .66%+++    3.96%      (1.02%)       4.63%
                                               ==========   ==========   ==========  ==========  ==========   ==========

Ratios to Average   Expenses                        1.70%*       1.74%        1.80%*      1.73%       1.52%        1.60%
Net Assets:                                    ==========   ==========   ==========  ==========  ==========   ==========
                    Investment income--net          4.62%*       5.62%        6.13%*      5.95%       5.68%        7.26%
                                               ==========   ==========   ==========  ==========  ==========   ==========

Supplemental        Net assets, end of
Data:               period (in thousands)      $  193,426   $  239,419   $  376,049  $  398,136  $  750,750   $1,664,602
                                               ==========   ==========   ==========  ==========  ==========   ==========
                    Portfolio turnover            154.34%      349.34%       25.09%     312.13%     259.50%      284.62%
                                               ==========   ==========   ==========  ==========  ==========   ==========

                                                                                          Class C


                                                                                           For the              For the
                    The following per share data and ratios have    For the Six   For the  Period   For the     Period
                    been derived from information provided in the      Months      Year    Nov. 1,    Year      Oct. 21,
                    financial statements.                              Ended       Ended   1995 to    Ended    1994++ to
                                                                      June 30,    Dec. 31, Dec. 31,  Oct. 31,   Oct. 31,
                    Increase (Decrease) in Net Asset Value:             1997     1996++++  1995++++  1995++++   1994++++
Per Share           Net asset value, beginning of period              $   7.67   $   7.72  $   7.74  $   8.10   $   8.11
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .17        .38       .08       .35        .01
                    Realized and unrealized loss on investments
                    and foreign currency transactions--net                (.07)      (.01)     (.02)     (.28)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .10        .37       .06       .07         --
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.17)      (.37)     (.08)     (.21)        --
                      Return of capital--net                                --       (.05)       --      (.22)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.17)      (.42)     (.08)     (.43)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   7.60   $   7.67  $   7.72  $   7.74   $   8.10
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   1.36%+++   4.93%      .78%+++   .89%      0.00%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.72%*     1.73%     1.83%*    1.83%      2.14%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.60%*     5.23%     6.09%*    5.99%      5.63%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    154   $    155  $    103  $    109   $      1
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 154.34%    349.34%    25.09%   312.13%    259.50%
                                                                      ========   ========  ========  ========   ========

                                                                                 Class D

                    The following per share data
                    and ratios have been derived  For the                  For the
                    from information provided      Six        For the      Period
                    in the financial statements.  Months       Year        Nov. 1,
                                                  Ended        Ended       1995 to
                    Increase (Decrease) in Net   June 30,     Dec. 31,     Dec. 31,     For the Year Ended October 31,
                    Asset Value:                   1997       1996++++     1995++++    1995++++    1994++++       1993
Per Share           Net asset value,
Operating           beginning of period        $     7.81   $     7.90   $     7.93  $     8.11  $     8.66   $     8.85
Performance:                                   ----------   ----------   ----------  ----------  ----------   ----------
                    Investment income--net            .20          .48          .09         .52         .54          .61
                    Realized and unrealized
                    loss on investments and
                    foreign currency
                    transactions--net                (.07)        (.09)        (.03)       (.17)       (.58)        (.19)
                                               ----------   ----------   ----------   ----------  ----------  ----------
                    Total from investment
                    operations                        .13          .39          .06         .35        (.04)         .42
                                               ----------   ----------   ----------  ----------  ----------   ----------
                    Less dividends and
                    distributions:
                      Investment income--net         (.20)        (.42)        (.09)       (.26)         --           --
                      Return of capital--net           --         (.06)          --        (.27)       (.51)        (.61)
                                               ----------   ----------   ----------  ----------  ----------   ----------
                    Total dividends and
                    distributions                    (.20)        (.48)        (.09)       (.53)       (.51)        (.61)
                                               ----------   ----------   ----------  ----------  ----------   ----------
                    Net asset value, end of
                    period                     $     7.74   $     7.81   $     7.90  $     7.93  $     8.11   $     8.66
                                               ==========   ==========   ==========  ==========  ==========   ==========

Total Investment    Based on net asset value
Return:**           per share                       1.66%+++     5.09%         .75%+++    4.40%       (.51%)       5.28%
                                               ==========   ==========   ==========  ==========  ==========   ==========

Ratios to Average   Expenses                        1.16%*       1.20%        1.27%*      1.20%       1.01%         .98%
Net Assets:                                    ==========   ==========   ==========  ==========  ==========   ==========
                    Investment income--net          5.17%*       6.13%        6.67%*      6.49%       6.19%        7.24%
                                               ==========   ==========   ==========  ==========  ==========   ==========

Supplemental        Net assets, end of
Data:               period (in thousands)      $   15,600   $   17,948   $   24,240  $   26,619  $   48,879   $   99,037
                                               ==========   ==========   ==========  ==========  ==========   ==========
                    Portfolio turnover            154.34%      349.34%       25.09%     312.13%     259.50%      284.62%
                                               ==========   ==========   ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payment are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $2 billion; 0.525% of average daily net assets in excess of $2 billion but not exceeding $4 billion; 0.50% of average daily net assets in excess of $4 billion but not exceeding $6 billion; 0.475% of average daily net assets in excess of $6 billion but not exceeding $10 billion; 0.45% of average daily net assets in excess of $10 billion but not exceeding $15 billion; and 0.425% of average daily net assets in excess of $15 billion. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the six months ended June 30, 1997, MLAM paid MLAM U.K. a fee of $57,945 pursuant to such Agreement.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Account       Distribution
                                     Maintenance Fee       Fee


Class B                                    0.25%           0.50%
Class C                                    0.25%           0.55%
Class D                                    0.25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

NOTES TO FINANCIAL STATEMENTS (concluded)


For the six months ended June 30, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                         MLFD          MLPF&S

Class D                                  $49            $473

For the six months ended June 30, 1997, MLPF&S received contingent deferred sales charges of $37,373 relating to transactions in Class B Shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, MLAM U.K., and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $132,380,599 and $125,794,703, respectively.

Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:


                                   Realized       Unrealized
                                Gains (Losses)  Gains (Losses)

Investments:
  Long-term                       $    804,618  $ (2,989,410)
  Short-term                        (1,238,882)           --
  Options written                       69,370         2,241
                                  ------------  ------------

Total investments                     (364,894)   (2,987,169)
                                  ------------  ------------
Currency transactions:
  Options purchased                   (170,202)           --
  Options written                      174,371            --
  Forward foreign exchange
  contracts                          4,443,314       310,446
  Foreign currency transactions     (2,160,442)      (12,747)
                                  ------------  ------------
Total currency transactions          2,287,041       297,699
                                  ------------  ------------
Total                             $  1,922,147  $ (2,689,470)
                                  ============  ============

Transactions in call options written for the six months ended June 30, 1997 were as follows:


                                 Nominal Value
                                   Covered by      Premiums
                                Written Options    Received

Outstanding call options
written at beginning of period            --             --
Options written                  625,566,660    $    432,231
Options exercised                (22,543,000)        (18,385)
Options closed                    (9,066,000)        (15,412)
Options expired                 (590,957,660)       (396,040)
                                ------------    ------------
Outstanding call options
written at end of period           3,000,000    $      2,394
                                ============    ============

Transactions in put options written for the six months ended June
30, 1997 were as follows:


                                 Nominal Value
                                   Covered by      Premiums
                                Written Options    Received

Outstanding put options
written at beginning of period     9,058,000    $      6,341
Options written                  542,797,763         349,709
Options exercised                (72,276,000)        (58,682)
Options expired                 (479,579,763)       (297,368)
                                ------------    ------------
Outstanding put options
written at end of period                  --    $         --
                                ============    ============

As of June 30, 1997, net unrealized depreciation for Federal income tax purposes aggregated $2,987,169, of which $222,580 related to appreciated securities and $3,209,749 related to depreciated securities. At June 30, 1997, the aggregate cost of investments, less premiums received for options written, for Federal income tax purposes was $209,628,316.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $45,995,675 and $138,983,406, for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 1997                  Shares         Amount

Shares sold                              572    $      4,535
Shares issued to shareholders
in reinvestment of dividends              18              74
                                ------------    ------------
Total issued                             590           4,609
Shares redeemed                          (51)           (400)
                                ------------    ------------
Net increase                             539    $      4,209
                                ============    ============


Class A Shares for the
Year Ended                                          Dollar
December 31, 1996                    Shares         Amount

Shares sold                           13,395    $    105,688
Shares issued to shareholders
in reinvestment of dividends
and distributions                        207             831
                                ------------    ------------
Total issued                          13,602         106,519
Shares redeemed                      (22,814)       (178,935)
                                ------------    ------------
Net decrease                          (9,212)   $    (72,416)
                                ============    ============


Class B Shares for the
Six Months Ended                                    Dollar
June 30, 1997                        Shares         Amount

Shares sold                        1,675,618   $  12,989,072
Shares issued to shareholders
in reinvestment of dividends         304,826       2,364,151
                               -------------   -------------
Total issued                       1,980,444      15,353,223
Automatic conversion of shares      (111,456)       (864,601)
Shares redeemed                   (7,517,233)    (58,309,435)
                               -------------   -------------
Net decrease                      (5,648,245)  $ (43,820,813)
                               =============   =============

Class B Shares for the
Year Ended                                          Dollar
December 31, 1996                    Shares         Amount

Shares sold                          484,935   $   3,805,839
Shares issued to shareholders
in reinvestment of dividends
and distributions                  1,105,083       8,669,991
                               -------------   -------------
Total issued                       1,590,018      12,475,830
Automatic conversion of shares      (253,004)     (1,985,115)
Shares redeemed                  (18,275,411)   (143,419,152)
                               -------------   -------------
Net decrease                     (16,938,397)  $(132,928,437)
                               =============   =============


Class C Shares for the
Six Months Ended                                    Dollar
June 30, 1997                        Shares         Amount

Shares sold                           22,302    $    169,417
Shares issued to shareholders
in reinvestment of dividends              44             640
                                ------------    ------------
Total issued                          22,346         170,057
Shares redeemed                      (22,303)       (169,576)
                                ------------    ------------
Net increase                              43    $        481
                                ============    ============


Class C Shares for the
Year Ended                                          Dollar
December 31, 1996                    Shares         Amount

Shares sold                           18,676    $    144,329
Shares issued to shareholders
in reinvestment of dividends
and distributions                        226           1,217
                                ------------    ------------
Total issued                          18,902         145,546
Shares redeemed                      (11,957)        (92,313)
                                ------------    ------------
Net increase                           6,945    $     53,233
                                ============    ============

Class D Shares for the
Six Months Ended                                    Dollar
June 30, 1997                        Shares         Amount

Shares sold                           45,202    $    352,108
Shares issued to shareholders
in reinvestment of dividends          29,808         231,213
Automatic conversion of shares       111,436         864,601
                                ------------    ------------
Total issued                         186,446       1,447,922
Shares redeemed                     (467,543)     (3,627,474)
                                ------------    ------------
Net decrease                        (281,097)   $ (2,179,552)
                                ============    ============


Class D Shares for the
Year Ended                                         Dollar
December 31, 1996                    Shares         Amount

Shares sold                          550,920    $  4,350,585
Shares issued to shareholders in
reinvestment of dividends and
distributions                         93,940         737,010
Automatic conversion of shares       252,835       1,985,115
                                ------------    ------------
Total issued          ..             897,695       7,072,710
Shares redeemed                   (1,667,413)    (13,108,496)
                                ------------    ------------
Net decrease                        (769,718)   $ (6,035,786)
                                ============    ============


5. Capital Loss Carryforward:
At December 31, 1996, the Fund had a capital loss carryforward of approximately $45,595,000, of which $32,232,000 expires in 1999, $10,816,000 expires in 2001, $1,042,000 expires in 2002, $490,000 expires in 2003 and $1,015,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.